Net Loss Per Common Share	9 Months Ended
Sep. 30, 2020
Earnings Per Share [Abstract]
Net Loss Per Common Share

             Basic net loss per common share is calculated by dividing the net loss by the weighted average number of outstanding common shares during the period. Diluted net loss per common share includes the weighted average dilutive effect of stock options and warrants. Potential common shares outstanding as of September 30, 2020 and 2019:

	September 30, 2020	September 30, 2019

Warrants	0	2,000,000
Options	2,142,000	2,252,000
	2,142,000	4,252,000

The number of securities not included in the diluted net loss per share for the three and nine months ended September 30, 2020 and the three and nine months ended September 30, 2019 was 2,142,000 and 4,252,000, respectively, as their effect would have been anti-dilutive due to the net loss in both of the three and nine month periods.